UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 7, 2020

NOVAVAX, INC.

(Exact name of registrant as specified in charter)

Delaware	0-26770	22-2816046
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

21 Firstfield Road

Gaithersburg, Maryland 20878

(Address of Principal Executive Offices, including Zip Code)

(240) 268-2000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.01 per share	NVAX	The Nasdaq Global Select Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

Third Quarter Financial Results

On November 9, 2020, Novavax, Inc. (the “Company”) issued a press release announcing the Company’s financial results for the quarter ended September 30, 2020. A copy of this press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

The information in Items 2.02 and 9.01 of this Form 8-K (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as expressly set forth by specific reference in such a filing.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Gregory F. Covino as Chief Financial Officer

On November 9, 2020, the Company announced the appointment of Gregory F. Covino, age 55, as Executive Vice President and Chief Financial Officer of the Company, effective November 16, 2020. Prior to joining the Company, Mr. Covino was Group CFO at GlaxoSmithKline’s TESARO Oncology Division, where he also served as Senior Vice President and Chief Accounting Officer since July 2018. He previously served as Chief Accounting Officer at Biogen Inc. since April 2012. He held earlier positions as Vice President, Corporate Internal Audit and Vice President, International Finance for Boston Scientific Corporation. Earlier in his career, Mr. Covino spent 10 years at international accounting and consulting firm PricewaterhouseCoopers.

Mr. Covino’s employment as an Executive Vice President and the Chief Financial Officer of the Company will be on an at-will basis pursuant to an offer letter (the “Offer Letter”) and an employment agreement (the Employment Agreement”) approved by the Company’s Board of Directors (the “Board”), pursuant to which Mr. Covino is entitled to an annual base salary of $440,000. Under the Company’s incentive bonus program, Mr. Covino is eligible to receive an annual target performance bonus of 40% of his base salary, or any other percentage determined by the Board, based upon achievement by Mr. Covino and the Company of certain specified goals determined by the Chief Executive Officer and the Board. The bonus may be paid out partly in cash and partly in shares of stock options or restricted stock at the discretion of the Board.

Additionally, pursuant to the Company’s Amended and Restated 2015 Stock Incentive Plan, as amended, Mr. Covino will be granted an initial stock option award of 8,200 shares of Company common stock and an initial award of 7,300 restricted stock units.

The Employment Agreement includes confidentiality provisions. Mr. Covino also agreed to non-competition and non-solicitation provisions lasting for a period of 12 months following termination of his employment. Furthermore, if Mr. Covino is terminated by the Company without cause or if Mr. Covino terminates his employment with the Company for good reason, he is entitled to a lump sum payment equal to 12 months of his then-effective salary, subject to his execution of a separation and release agreement. Additionally, Mr. Covino is entitled to participate in the Company’s Change in Control Severance Benefit Plan adopted in 2005, as amended.

Mr. Covino and the Company will enter into an indemnification agreement in substantially similar form as Exhibit 10.19 to the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on March 16, 2010.

There is no arrangement or understanding between Mr. Covino and any other person pursuant to which Mr. Covino was appointed as an officer of the Company. There are no family relationships between Mr. Covino and any director or officer of the Company. Mr. Covino has no material direct or indirect interest in a related party transaction that requires disclosure.

The foregoing description of the material terms of Mr. Covino’s Offer Letter and Employment Agreement does not purport to be complete and is qualified in its entirety by reference to the Offer Letter and Employment Agreement, which will be filed with the Securities and Exchange Commission as exhibits to the Company’s Annual Report on Form 10-K for the year ended December 31, 2020.

Transition of John J. Trizzino to Chief Commercial Officer

On November 7, 2020, upon Mr. Covino’s acceptance of the Offer Letter and Employment Agreement, the Company determined that Executive Vice President John J. Trizzino would transition from his role of Chief Financial Officer and take on the newly created role of Chief Commercial Officer, in addition to continuing his role as Chief Business Officer, effective November 16, 2020. Mr. Trizzino will continue to be compensated in accordance with the terms of his employment agreement with the Company, dated February 26, 2014, which is filed as Exhibit 10.3 to the Company’s Quarterly Report on Form 10-Q filed with the SEC on May 5, 2016, and as disclosed in the Company’s Definitive Proxy Statement on Schedule 14A filed with the SEC on May 13, 2020.

A press release announcing regarding the appointment of Mr. Covino as Chief Financial Officer and announcement of other leadership updates of the Company, including Mr. Trizzino’s transition to Executive Vice President, Chief Business Officer and Chief Commercial Officer is filed as Exhibit 99.2 hereto.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Form of Indemnification Agreement entered into between the Company and its directors and officers (Incorporated by reference to Exhibit 10.19 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2009 (File No. 000-26770), filed on March 16, 2010).

10.2	Employment Agreement between the Company and John J. Trizzino dated March 3, 2014 (Incorporated by reference to Exhibit 10.3 to the Registrant’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2016 (File No. 000-26770), filed on May 5, 2016).

99.1	Press release, dated November 9, 2020, regarding the Company’s financial results for the quarter ended September 30, 2020.

99.2	Press release, dated November 9, 2020, regarding the Company’s appointment of Gregory F. Covino as Chief Financial Officer and announcement of other leadership updates.

104	Cover Page Interactive Data File (formatted as Inline XBRL).

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Novavax, Inc.

Date: November 10, 2020	By:	/s/ John A. Herrmann III
	Name:	John A. Herrmann III
	Title:	Executive Vice President, Chief Legal Officer and Corporate Secretary